POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, SUSAN W. CATHERWOOD of BRYN MAWR, PA, do hereby appoint C. A. MC NEILL, JR, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                       /s/ Susan W. Catherwood
                                       ________________________________


DATE: February 23, 1998

                            POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, DANIEL L. COOPER of WYOMISSING, PA, do hereby appoint C. A. MC NEILL, JR, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                       /s/ Daniel L. Cooper
                                       ________________________________

DATE: February 23, 1998

                            POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, M. WALTER D'ALESSIO of PHILADELPHIA, PA, do hereby appoint C. A. MC NEILL, JR., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                       /s/ M. Walter D'Alessio
                                       ________________________________

DATE: February 23, 1998

                            POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, G. FRED DiBONA, JR. of BRYN MAWR, PA, do hereby appoint C. A. MC NEILL, JR., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                       /s/ G. Fred DiBona, Jr.
                                       ________________________________

DATE: February 23, 1998

                            POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, R. KEITH ELLIOTT of MENDENHALL, PA, do hereby appoint C. A. MC NEILL, JR., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                       /s/ R. Keith Elliott
                                       ________________________________

DATE: February 23, 1998

                            POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, RICHARD G. GILMORE of BRADENTON, FL, do hereby appoint C. A. MC NEILL, JR., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                       /s/ Richard G. Gilmore
                                       ________________________________

DATE: February 23, 1998

                            POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, RICHARD H. GLANTON of PHILADELPHIA, PA, do hereby appoint C. A. MC NEILL, JR., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                       /s/ Richard H. Glanton
                                       ________________________________

DATE: February 23, 1998

                            POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, JAMES A. HAGEN of WILMINGTON, NC, do hereby appoint C. A. MC NEILL, JR., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                       /s/ James A. Hagen
                                       ________________________________

DATE: February 23, 1998

                            POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, KINNAIRD R. McKEE of OXFORD, MD, do hereby appoint C. A. MC NEILL, JR., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                       /s/ Kinnaird R. McKee
                                       ________________________________

DATE: February 23, 1998

                            POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, JOSEPH J. McLAUGHLIN of ROSEMONT, PA, do hereby appoint C. A. MC NEILL, JR., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                       /s/ Joseph J. McLaughlin
                                       ________________________________

DATE: February 23, 1998

                            POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, JOHN M. PALMS, PhD. of COLUMBIA, SC, do hereby appoint C. A. MC NEILL, JR., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                       /s/ John M. Palms, PhD.
                                       ________________________________

DATE: February 23, 1998

                            POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, JOSEPH F. PAQUETTE, JR. of GLADWYNE, PA, do hereby appoint C. A. MC NEILL, JR., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                       /s/ Joseph F. Paquette, Jr.
                                       ________________________________

DATE: February 23, 1998

                            POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, RONALD RUBIN of NARBERTH, PA, do hereby appoint C. A. MC NEILL, JR., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                       /s/ Ronald Rubin
                                       ________________________________

DATE: February 23, 1998

                            POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, ROBERT SUBIN of BLUE BELL, PA, do hereby appoint C. A. MC NEILL, JR., attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                       /s/ Robert Subin
                                       ________________________________

DATE: February 23, 1998